UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]	Definitive Proxy Statement

[x]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12
EAGLE BULK SHIPPING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]	Fee paid previously with preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)	Date Filed:

EAGLE BULK

EAGLE BULK SHIPPING INC.
300 First Stamford Place
5th Floor
Stamford, CT 06902

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following director nominees:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Paul M. Leand, Jr.
02 Randee E. Day
03 Justin A. Knowles
04 Casey Shanley
05 Bart Veldhuizen
06 Gary Vogel
07 Gary Weston

The Board of Directors recommends you vote FOR proposal 2.

	For	Against	Abstain
2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal year 2017.	☐	☐	☐

The Board of Directors recommends you vote for 3 YEARS on the following proposal.

	1 year	2 years	3 years	Abstain
3. To recommend, on a non-binding basis, the frequency of future advisory votes on named executive compensation.	☐	☐	☐	☐

NOTE: If you receive more than one proxy card, please vote with respect to each card you receive.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000347209_1 R1.0.1.17

0000347209_2 R1.0.1.1 7 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is available at www.proxyvote.com EAGLE BULK SHIPPING INC. Annual Meeting of Shareholders December 14, 2017 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Gary Vogel and Frank De Costanzo, or either of them, each with full power of substitution, as proxies, to represent and vote as designated on the reverse side, all of the shares of Common Stock of Eagle Bulk Shipping Inc. held of record by the undersigned on October 25, 2017, at the Annual Meeting of Shareholders to be held at the offices of Akin Gump Strauss Hauer & Feld LLP, 44th Floor, One Bryant Park, New York, New York 10036 at 10:00 a.m., local time, on Thursday, December 14, 2017, or at any adjournment or postponement thereof. This proxy may be revoked at any time before it is exercised. This proxy card, when properly executed, will be voted in the manner directed herein. If no direction is made but the card is signed, this proxy card will be voted "FOR" each of the nominees for director named in Proposal No. 1, "FOR" Proposal No. 2 and "FOR" "3 YEARS" on Proposal No. 3. If any other matter is properly presented at the Annual Meeting of Shareholders, this proxy will be voted in accordance with the judgment of the persons appointed as proxies. Continued and to be signed on reverse side